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                                  EXHIBIT 23.3
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                       CONSENT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS
ONECOMM CORPORATION:


We consent to the incorporation by reference in the Registration Statement on Form S-3 of Nextel Communications, Inc. of our report dated January 27, 1995, related to the consolidated balance sheets of OneComm Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 1994, which report appears in the Form 8-K dated June 7, 1995 of Nextel Communications, Inc. We also consent to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------------
                                        KPMG PEAT MARWICK LLP


Denver, Colorado
October 17, 1996


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     CONSENT OF KPMG PEAT MARWICK LLP REGARDING THE FINANCIAL STATEMENTS
     OF THE 800 MHZ SPECIALIZED MOBILE RADIO TERRITORY OF MOTOROLA, INC. (NEXTEL PROPERTIES) (A BUSINESS WITHIN THE NETWORK SERVICES DIVISION
            (DIVISION) OF MOTOROLA, INC. (PARENT)) (THE TERRITORY)




The Board of Directors
Motorola, Inc.:


We consent to the incorporation by reference in the registration statement on Form S-3 of Nextel Communications, Inc. of our report dated March 24, 1995, with respect to the balance sheets of the 800 MHz Specialized Mobile Radio Territory of Motorola, Inc. (Nextel Properties) (a business within the Network Services Division (Division) of Motorola, Inc. (Parent)) (the Territory) as of December 31, 1993 and 1994, and the related statements of operations and territory equity and cash flows for each of the years in the three-year period ended December 31, 1994, which report is included as part of the Form 8-K of Nextel Communications, Inc. dated July 28, 1995.




                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------------
                                        KPMG Peat Marwick LLP


Chicago, Illinois
October 17, 1996

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                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Dial Page, Inc.



We consent to the incorporation by reference in Amendment No. 1 to the registration statement on Form S-3 of Nextel Communications, Inc. of our report dated February 17, 1995, with respect to the consolidated balance sheets of Dial Page, Inc. and subsidiaries as of December 31, 1993 and 1994, and the related consolidated statements of operations, stockholders'/partners' equity (deficit) and cash flows for each of the years in the three-year period ended December 31, 1994, which report appears in the Form 8-K of Nextel Communications, Inc. dated February 6, 1996 and filed on February 7, 1996, as amended by Form 8-K/A filed on April 26, 1996.




                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------------
                                        KPMG PEAT MARWICK LLP


Greenville, South Carolina
October 17, 1996